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Filed pursuant to Rule 497
File No. 333-199777

FS ENERGY AND POWER FUND

Supplement dated May 24, 2016
to
Prospectus dated April 29, 2016

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated April 29, 2016, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 43 of the Prospectus before you decide to invest in our common shares.

 Risk Factors

        This supplement supplements and amends the section of the Prospectus entitled "Risk Factors" by replacing the second risk factor under the heading "Risks Related to Debt Financing" in its entirety with the following:

The agreements governing our financing arrangements contain various covenants which, if not complied with, could accelerate repayment under the applicable arrangement, thereby materially and adversely affecting our liquidity, financial condition, results of operations and our ability to pay distributions to our shareholders.

        Our wholly-owned, special-purpose financing subsidiaries, Berwyn Funding LLC, or Berwyn Funding, Bryn Mawr Funding LLC, or Bryn Mawr Funding, FSEP Term Funding LLC, or FSEP Funding, Energy Funding LLC, or Energy Funding, Foxfields Funding LLC, or Foxfields Funding, Wayne Funding LLC, or Wayne Funding, Gladwyne Funding LLC, or Gladwyne Funding, and Strafford Funding LLC, or Strafford Funding, have entered into financing arrangements with BNP, Barclays Bank PLC, or Barclays, Deutsche Bank, Natixis, Fortress, Wells Fargo and Goldman, respectively. The agreements governing these financing arrangements contain various default provisions and operational covenants which, if triggered, could result in the termination of the respective financing arrangements and the acceleration of any amounts outstanding thereunder, which could require us or our subsidiaries to liquidate positions at a time and/or at a price which is disadvantageous to us. This could result in losses and impact our ability to meet our investment objectives and pay distributions to shareholders.

        Our or our subsidiaries' failure to comply with the covenants set forth in the financing arrangements could materially and adversely affect our liquidity, financial condition, results of operations and our ability to pay distributions to our shareholders. We cannot assure shareholders that we or our subsidiaries will be able to borrow funds under any such financing arrangements at any particular time or at all. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources" for a more detailed discussion of the terms of our financing arrangements.

 Management's Discussion and Analysis of Financial Condition and Results of Operations
Senior Securities

        This supplement supplements and amends the sections of the Prospectus entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources" and "Senior Securities" by adding the following immediately after the last paragraph of each such section (dollar amounts presented in thousands):

  Barclays Credit Facility

        On May 18, 2016, Bryn Mawr Funding, our newly-formed, wholly-owned, financing subsidiary, entered into a revolving credit facility, or the Barclays credit facility, with Barclays as administrative agent and the lenders from time to time party thereto. The Barclays credit facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies in an aggregate amount of up to $100,000, including a subfacility for the issuance of letters of credit for Bryn Mawr Funding's account in an aggregate face amount of up to $10,000. Bryn Mawr Funding's obligations to Barclays under the Barclays credit facility are secured by a first priority security interest in substantially all of the assets of Bryn Mawr Funding, including its portfolio of assets and the assets of its subsidiaries, subject to customary exceptions. In addition, we have agreed to guaranty the obligations of Barclays and grant a first priority lien in favor of Barclays, for the benefit of the lenders, on the membership interests in Bryn Mawr Funding.

        The Barclays credit facility provides for a four year revolving period followed by a one year term-out period, after which time all outstanding advances and other amounts will become due and payable. Interest under the Barclays credit facility for (i) loans for which we elect the Eurocurrency option is payable at a rate equal to LIBOR plus 3.25% per annum; and (ii) loans for which we elect the base rate option is payable at a rate equal to 2.25% per annum plus the greatest of (a) the "U.S. Prime Rate" as published in The Wall Street Journal, (b) the federal funds effective rate for such day plus 0.5%, (c) the three-month LIBOR plus 1% per annum and (d) zero. Bryn Mawr Funding will pay a commitment fee of 0.375% per annum on the unused portion of the commitments under the facility during the revolving period and letter of credit participation fees and a fronting fee on the average daily amount of any letters of credit issued under the facility. Interest and fees are payable in arrears at the end of each interest period or three-month measurement period, as applicable, and, in each case, beginning on October 31, 2016.

        In connection with the facility, Bryn Mawr Funding has made certain representations and warranties and must comply with various covenants and reporting requirements, in each case, customary for financings of this type, including the following financial covenants: (a) our minimum consolidated shareholders' equity, as determined in accordance with GAAP and measured as of each quarter-end, must be at least $1.5 billion; (b) we must maintain at all times a 200% asset coverage ratio; and (c) Bryn Mawr Funding must maintain, as of each quarter-end, an adjusted asset coverage ratio of 350%.

        The Barclays credit facility contains events of default customary for financings of this type as described in the loan documentation. Upon the occurrence of certain events of default, Barclays, at the instruction of the lenders, may terminate the commitments and declare the outstanding advances and all other obligations under Barclays credit facility immediately due and payable. Upon the occurrence of other events of default, the commitments will automatically terminate and the outstanding advances and other obligations under the Barclays credit facility will become immediately due and payable. During the continuation of certain events of default and subject, in certain cases, to the instructions of the lenders, we must pay interest at a default rate.

        Borrowings of Bryn Mawr Funding will be considered borrowings of us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

        This supplement supplements and amends the section of the Prospectus entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk" by replacing the first sentence of the second paragraph thereof in its entirety with the following:

        Pursuant to the terms of the Barclays credit facility, the BNP facility, the Deutsche Bank credit facility, the Fortress credit facility, the Goldman facility, the Natixis credit facility and the Wells Fargo facility, Bryn Mawr Funding, Berwyn Funding, FSEP Funding, Foxfields Funding, Strafford Funding, Energy Funding and Wayne Funding, respectively, borrow at a floating rate based on a benchmark interest rate.

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FS ENERGY AND POWER FUND
Risk Factors
Management's Discussion and Analysis of Financial Condition and Results of Operations Senior Securities